SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 29, 2016.

MFS® High Income Fund
MFS® Total Return Bond Fund

Effective October 1, 2016, the first chart in the sub-section entitled "Sales Charges and Waivers or Reductions" under the main heading "Description of Share Classes" is restated in its entirety as follows:
	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 or more	None	None

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

Effective October 1, 2016, the fifth paragraph in the sub-section entitled "Sales Charges and Waivers or Reductions" under the main heading "Description of Share Classes" is restated in its entirety as follows:
You may purchase Class A and Class 529A shares without an initial sales charge when you invest $500,000 or more in Class A and Class 529A shares. However, for Class A shares purchased without an initial sales charge, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Effective October 1, 2016, the fifth and sixth paragraphs in the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" are restated in their entirety as follows:
Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $499,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $499,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.
The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $499,999, respectively, under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

Effective October 1, 2016, the tenth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Purchases of Class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class 529C shares are subject to a total account value limitation at the time of purchase of $499,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class 529B share purchases or $499,999 for Class 529C share purchases, you will not be able to purchase Class 529B or Class 529C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

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